EXHIBIT 10.38

                       COMPANY WARRANT REPRICING AGREEMENT
                       -----------------------------------



         THIS COMPANY WARRANT REPRICING AGREEMENT ("Agreement") is made as of the 17th day of August, 2007 by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), and the other persons set forth on Exhibit A attached hereto (each an "Holder" and collectively the "Holders").

                                    Recitals

                  A. The Holders hold warrants to purchase an aggregate of 1,578,410 shares of the Company's Common Stock, as set forth on Exhibit A attached hereto.

                  B. The Company and the Holders have agreed that, in connection with the transactions contemplated by the Purchase Agreement, the Holders will agree to certain amendments to the warrants held by them and will waive certain provisions in such warrants, in consideration of which the exercise price of the warrants listed on Exhibit A shall be reduced to $0.08 per share, effective as of the First Closing (as defined below).

                  C. This Agreement shall be binding upon the Company and the Holders only upon delivery of the signatures pages hereto by the Company and the Holders.

                                    Agreement

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "First Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Company   Warrants"   means  the  warrants  to  purchase  the
Company's Common Stock listed on Exhibit A attached hereto.

                  "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated as of August 17, 2007 by and among the Company and the other persons set forth on the schedule of purchasers attached thereto.

                  "Second Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2. Repricing the Company Warrants and other Amendments.

                  2.1 Exercise Price of the Company Warrants. Upon the terms and subject to the conditions set forth in this Agreement, at the First Closing, the Company Warrants, without any further action by the Company or the Holders, shall be amended such that the Warrant Price or the Exercise Price (as defined in the applicable Company Warrant) of the Company Warrants shall be eight cents ($0.08) per share. The Company shall record such change in the exercise price of the Company Warrants in the ownership ledger for such warrants.

                  2.2 Certain Adjustments. Upon the terms and subject to the conditions set forth in this Agreement, effective as of the First Closing, the Company Warrants dated January 10, 2007, without any further action by the
Company or the Holders thereof, shall be amended to delete Sections 3.b) (Subsequent Equity Sales), 3.c) (Subsequent Rights Offerings) and 3.d) (Pro Rata Distributions) in their entirety. For the avoidance of doubt, the Holders also hereby waive in all respects the application of such Sections to the transactions contemplated by the Purchase Agreement.

                  2.3 Automatic Termination. The Company, E.U. Capital Venture, Inc., M. Dean Whitney, Mestman Family Trust dated August 30, 2005, Wilder Solovei Revocable Trust, Admedico Aps. and Scott Parris hereby waive the notice and automatic termination provisions set forth in Section 8 of the Company Warrants held by such holders only with respect to the transactions contemplated by the Purchase Agreement. This waiver shall not be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of the Company Warrants.

                  2.4 Effect of Amendments. Except as set forth in Sections 2.1,
2.2 and 2.3 above, all other terms and conditions of the Company Warrants shall remain unchanged. The Company Warrants, as amended, shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  2.5 Agreement Not to Exercise. Notwithstanding any provision to the contrary contained in any Company Warrant, each Holder hereby (i) agrees that it will not exercise any Company Warrant prior to the Second Closing and
(ii) acknowledges that the Company will not recognize any such attempted exercise of a Company Warrant prior to the Second Closing or accept the payment of the Warrant Price or Exercise Price, as applicable, in connection therewith.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders that:

                  3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

                  3.2 Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and (ii) the authorization of the performance of all obligations of the Company hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally.

         4. Representations and Warranties of the Holders. Each of the Holders hereby, severally and not jointly, represents and warrants to the Company that:

                  4.1 Organization and Existence. Such Holder is an individual, trust, validly existing corporation, limited partnership or limited liability company and has, to the extent applicable, all requisite trust, corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  4.2 Company Warrant. Such Holder is the beneficial owner and has valid and legal title to the Company Warrant listed next to such Holder's name on Exhibit A attached hereto.

                  4.3 Authorization. The execution, delivery and performance by such Holder of this Agreement have been duly authorized, and this Agreement constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

         5. Miscellaneous.

                  5.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Holders holding a majority of the Company Warrants, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  5.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA 94085
                                   Attention:  Chief Financial Officer
                                   Facsimile:  (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLC
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If to the Holders,  to the addresses on file with the
Company.

                  5.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  5.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Company Warrants.

                  5.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  5.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  5.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  5.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.


                            (Signature page follows)

                  IN WITNESS WHEREOF, the parties have executed this Company Warrant Repricing Agreement as of the date first above written.

The Company:                           INTRAOP MEDICAL CORPORATION



                                       By: /s/ Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: President and CEO

         IN WITNESS WHEREOF, the parties have executed this Company Warrant Repricing Agreement as of the date first above written.

The Holders:   Name of Holder:                   M. Dean Whitney
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ M. Dean Whitney
                                                 -------------------------------

               Print Name of Authorized Signer:
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------



               Name of Holder:                   Mestman Family Trust Dated
                                                 August 30, 2005

               Signature of Authorized Signer:   /s/ Scott J. Mestman
                                                 -------------------------------

               Print Name of Authorized Signer:  Scott J. Mestman
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee, Mestman Family Trust
                                                 -------------------------------



               Name of Holder:                   Wilder Solovei Revocable Trust

               Signature of Authorized Signer:   /s/ Howard Solovei
                                                 -------------------------------

               Print Name of Authorized Signer:  Howard Solovei
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee
                                                 -------------------------------



               Name of Holder:                   Admedico Aps.
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Hans Chr. Koaergaard-Hansen
                                                 -------------------------------

               Print Name of Authorized Signer:  Hans Chr. Koaergaard-Hansen
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------



               Name of Holder:                   E.U. Capital Venture, Inc.
                                                 ------------------------------

               Signature of Authorized Signer:   /s/ Hans Morkner
                                                 -------------------------------

               Print Name of Authorized Signer:  Hans Morkner
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Managing Director
                                                 -------------------------------

               Name of Holder:                   Donald A. Goer & Henci L. Goer
                                                 -------------------------------
                                                 1989 Family Trust
                                                 -------------------------------


               Signature of Authorized Signer:   /s/ Donald A. Goer
                                                 -------------------------------

               Print Name of Authorized Signer:  Donald A. Goer
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee
                                                 -------------------------------



               Name of Holder:                   Donald A. Goer
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Donald A. Goer
                                                 -------------------------------

               Print Name of Authorized Signer:
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------



               Name of Holder:                   Tomovation GMBH
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Michael Friebe
                                                 -------------------------------

               Print Name of Authorized Signer:  Michael Friebe
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

                           Holders of Company Warrants
                           ---------------------------



Name                                         Date of Warrant   Number of Warrant
----                                         ---------------   -----------------
                                                                     Shares
                                                                     ------

April and May 2007
Promissory Notes
M. Dean Whitney                                  04/10/07            25,000
Mestman Family Trust dated August 30, 2005       04/16/07            62,500
Mestman Family Trust dated August 30, 2005       04/23/07            62,500
M. Dean Whitney                                  05/02/07            12,500
Wilder Solovei Revocable Trust                   05/11/07            12,500
Admedico Aps.                                    05/08/07            25,000
Scott Parris                                     05/04/07            50,000

January 2007 Debentures
E.U. Capital Venture, Inc.                       01/10/07           214,285
Donald A. Goer and Henci L. Goer
1989 Family Trust                                01/10/07            42,857
Donald A. Goer                                   01/10/07           153,825
Tomovation Gmbh                                  01/10/07            21,428
Mestman Family Trust dated
 August 30, 2005                                 01/10/07            26,785

E.U. Capital Venture, Inc.                       08/16/05           576,923
E.U. Capital Venture, Inc.                       06/01/06           192,307
E.U. Capital Venture, Inc.                       04/10/07           100,000
                                                                ------------

TOTAL:                                                            1,578,410